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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) January 26, 1998


                             Intek Global Corporation
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              (Exact name of Registrant as Specified in Its Charter)


                                     Delaware
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                  (State or Other Jurisdiction of Incorporation)


               0-9160                                 04-2450145
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     (Commission File Number)            (I.R.S. Employer Identification No.)


5800 West Jefferson Boulevard, Los Angeles, California      90016-3187
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(Address of Principal Executive Office)                     (Zip Code)


                                  (213)870-7665
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               (Registrant's Telephone Number, Including Area Code)

                          Intek Diversified Corporation
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On March 11,1998, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.



Item 7. Financial Statements and Exhibits.

                                     EXHIBITS

Exhibit 99.1--Press release dated March 11, 1998, issued by Intek Diversified
              Corporation.




                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Intek Global Corporation

Dated:    March 26, 1998       By:/s/ Steven L. Wasserman
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                                   Steven L. Wasserman
                                   Secretary